UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of report (Date of earliest event reported):  August 7, 2008


                                   Cosi, Inc.
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             (Exact Name of Registrant as Specified in Its Charter)

        Delaware                    000-50052                    06-1393745
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(State or Other Jurisdiction       (Commission                  (IRS Employer
      of Incorporation)            File Number)              Identification No.)


1751 Lake Cook Road, 6th Floor; Deerfield, Illinois                60015
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(Address of Principal Executive Offices)                         (Zip Code)

Registrant's telephone number, including area code:  (847) 597-8800


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          (Former Name or Former Address, if Changed Since Last Report)

   Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

   |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

   |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

   |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

   |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.02   Results of Operations and Financial Condition.

      On August 7, 2008, Cosi, Inc. issued a press release announcing its financial results for the second quarter ended June 30, 2008. A copy of the press release is furnished as Exhibit 99.1.

Item 9.01 (d).   Exhibits.

     99.1   Press Release of Cosi, Inc., dated August 7, 2008.

                                    Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         Cosi, Inc.

Date:  August 7, 2008

                                            /s/ William Koziel
                                         -------------------------------
                                         Name:  William Koziel
                                         Title: Chief Financial Officer

                                  EXHIBIT INDEX


                                                                  Paper (P) or
 Exhibit No.                    Description                      Electronic (E)
------------- ------------------------------------------------- ----------------
     99.1     Press Release of Cosi, Inc., dated August 7,             E
              2008.